PACIFIC GLOBAL FUND, INC.

D/B/A PACIFIC ADVISORS FUND INC.

SUPPLEMENT DATED OCTOBER 7, 2013

TO PROSPECTUS DATED MAY 1, 2013

This Supplement describes certain changes to the principal investment strategy for the Small Cap Value Fund.  Please keep this Supplement together with your Prospectus for future reference. The Prospectus is amended as follows:

Page 27 - The following replaces in its entirety the information appearing in the first bullet point under the heading “Principal Investment Strategies” for the Small Cap Value Fund:

•                  Under normal circumstances, investing at least 80% of net assets (plus borrowing for investment purposes) in small capitalization companies that are, at the time of purchase, not greater than the highest market capitalization of companies in the Russell 2000® Index.  As of its most recent reconstitution (May 31, 2013), the highest market capitalization of companies in the Russell 2000® Index was $3.3 billion.

•                  Generally investing a significant proportion of its assets in companies with market capitalizations under $500 million at the time of purchase, which are often referred to as “micro-cap stocks.”

Page 38 - The following replaces the first paragraph of the information appearing for the Small Cap Value Fund under the heading “How is the Fund invested?”:

Under normal circumstances, investing at least 80% of net assets (plus borrowing for investment purposes) in small capitalization companies that are, at the time of purchase, not greater than the highest market capitalization of companies in the Russell 2000® Index.  As of its most recent reconstitution (May 31, 2013), the highest market capitalization of companies in the Russell 2000® Index was $3.3 billion.